The following Form of Incentive Stock Option Agreement was entered into with the following executive officers:


                              Number
                            of Shares
                            Underlying                                                   Expiration
Name                          Option        Vesting     Exercise Price    Grant Date        Date
----                          ------        -------     --------------    ----------        ----

Clayton F. Moran              45,000     20% per  year      $3.75          12/08/98        12/08/08
                                         for      five
                                         years

Charles W. Mulloy             40,000     20% per  year      $3.75          12/08/98        12/08/08
                                         for      five
                                         years

Robert E. Warner              42,500     20% per  year      $3.75          12/08/98        12/08/08
                                         for      five
                                         years

William H. Zimmerling         33,500     20% per  year      $3.75          12/08/98        12/08/08
                                         for      five
                                         years


                                                       -------------------------
                                                       Optionee

                            VDC COMMUNICATIONS, INC.
                    FORM OF INCENTIVE STOCK OPTION AGREEMENT
                       UNDER THE VDC COMMUNICATIONS, INC.
                     1998 STOCK INCENTIVE PLAN (THE "PLAN")

               This Agreement is made as of December 8, 1998, (the "Grant Date")
by  and  between  VDC   Communications,   Inc.,  a  Delaware   corporation  (the
"Corporation") and

 (the "Optionee").

               WHEREAS, Optionee is a valuable employee of the Corporation or one of its subsidiaries and the Corporation considers it desirable and in its best interest that Optionee be given an inducement to acquire a proprietary interest in the Corporation and an incentive to advance the interests of the Corporation by granting the Optionee an option to purchase shares of common stock of the Corporation (the "Common Stock");

               NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree that as of the Grant Date, the Corporation hereby grants Optionee an option to purchase from it, upon the terms and conditions set forth in the Plan (a copy of which is attached hereto), that number of shares of the authorized and unissued Common Stock of the Corporation as is set forth on Schedule A hereto.

        1. Terms of Stock Option. The option to purchase Common Stock granted herein is subject to the terms, conditions, and covenants set forth in the Plan as well as the following:

        (a) This option shall constitute an Incentive Stock Option which is intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended;

        (b) The per share exercise price for the shares subject to this option shall be the 100% of the Fair Market Value (as defined in the Plan) of the Common Stock on the Grant Date, which exercise price is set forth on Schedule A hereto;

        (c) This option shall vest in accordance with the vesting schedule set forth on Schedule A hereto; and

        (d) No portion of this option may be exercised more than ten (10) years from the Grant Date.

        2. Payment of Exercise Price. The option may be exercised, in part or in whole, only by written request to the Corporation accompanied by payment of the exercise price in full either: (i) in cash for the shares with respect to which it is exercised; (ii) by delivering to the Corporation a notice of exercise with an irrevocable direction to a broker-dealer registered under the Securities Exchange Act of 1934, as amended, to sell a sufficient portion of the shares and deliver the sale proceeds directly to the Corporation to pay the exercise price; (iii) in the discretion of the Plan Administrator, through the delivery to the Corporation of previously-owned shares of Common Stock having an aggregate Fair Market Value equal to the option exercise price of the shares being purchased pursuant to the exercise of the Option; provided, however, that shares of Common Stock delivered in payment of the option price must have been held by the Optionee for at least six (6) months in order to be utilized to pay the option price; (iv) in the discretion of the Plan Administrator, through an election to have shares of Common Stock otherwise issuable to the Optionee withheld to pay the exercise price of such Option; or (v) in the discretion of the Plan Administrator, through any combination of the payment procedures set forth in Subsections (i) - (iv) of this paragraph.

        3.     Miscellaneous.

        (a)    This  Agreement  is  binding  upon the  parties  hereto and their
               respective  heirs,  personal   representatives,   successors  and
               assigns.

        (b) This Agreement will be governed and interpreted in accordance with the laws of the State of Delaware, and may be executed in more than one counterpart, each of which shall constitute an original document.

        (c)    No  alterations,   amendments,   changes  or  additions  to  this
               agreement will be binding upon either the Corporation or Optionee unless reduced to writing and signed by both parties.

          In witness whereof, the parties have executed this Agreement as of the Grant Date.

                                            VDC COMMUNICATIONS, INC.


                                            By: ------------------------
                                                   Frederick A. Moran
                                                   Chief Executive Officer


                                            OPTIONEE


                                            ------------------------

                                                        ------------------------
                                                        Optionee

                                   SCHEDULE A


1.  Grant Date: ------------------------

2. Number of Shares of Common Stock covered by the Option:----------------------

3. Exercise Price (100% of Fair Market Value of Common Stock on the Grant Date):

   ------------------------

4. The Option shall vest in accordance with the following schedule:

      (i)   ----- shares shall vest on the first anniversary of the Grant Date;

      (ii)  ----- shares shall vest on the second anniversary of the Grant Date;

      (iii) ----- shares shall vest on the third anniversary of the Grant Date;

      (iv)  ----- shares shall vest on the fourth anniversary of the Grant Date;
                  and

      (v)   ----- shares shall vest on the fifth anniversary of the Grant Date.




                                             ------------------------
                                             Initials of Authorized
                                             Officer of VDC Communications, Inc.


                                             ------------------------
                                             Optionee's Initials

                                       3